UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2009

Franklin Street Properties Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880-6210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 17, 2009, Franklin Street Properties Corp. (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated (the “Underwriter”), pursuant to which the Registrant agreed to issue and sell to the Underwriter 8,000,000 shares of the Registrant’s Common Stock, $0.0001 par value per share, which the Underwriter offered to the public at a price of $13.00 per share (the “Firm Offering”). The Registrant also granted the Underwriter a 30-day option to purchase up to 1,200,000 additional shares to cover over-allotments, which the Underwriter has exercised in full. The Firm Offering and sale of additional over-allotment shares (collectively, the “Offering”) was completed on September 23, 2009.

The Registrant received aggregate net proceeds from the Offering of approximately $116,012,000, after deducting underwriting discounts and commissions and before payment of offering expenses of approximately $1,200,000.  Robert W. Baird & Co. Incorporated acted as sole book-running manager in connection with the Offering.

The shares issued and sold pursuant to the Underwriting Agreement were registered pursuant to an effective Shelf Registration Statement on Form S-3 (Registration No. 333-158898) and a related prospectus supplement filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 8.01.  Other Events.

The information set forth in Item 1.01 is incorporated herein by reference.

In connection with the Offering described above, the Registrant is filing as exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of Wilmer Cutler Pickering Hale and Dorr LLP, legal counsel to the Registrant, as to the validity of the shares being offered in the Offering and to certain tax matters.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2009	FRANKLIN STREET PROPERTIES CORP.

	By:	/s/ George J. Carter
George J. Carter President and Chief Executive Officer

Exhibit  Index

1.1	Underwriting Agreement between the Registrant and Robert W. Baird & Co. Incorporated, dated September 17, 2009.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

8.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP regarding certain tax matters.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in the opinion filed as Exhibit 5.1).

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in the opinion filed as Exhibit 8.1).